UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2014

OREXIGEN THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33415	65-1178822
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3344 N. Torrey Pines Ct., Suite 200, La Jolla, CA		92037
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 875-8600

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Compensation Committee (the “Committee”) of the Board of Directors of the Company approved bonuses for the 2013 fiscal year to be awarded to the Company’s named executive officers. Bonus awards were based on the Committee’s evaluation of the Company’s performance as well as each individual named executive officer’s performance during the 2013 year. The evaluations for Mark Booth, Joseph P. Hagan, Dr. Preston Klassen and Heather Turner also included input from Michael Narachi, the Company’s President and Chief Executive Officer.

The Committee had previously established target bonus levels for the named executive officers. The target bonus for all named executive officers, except Mr. Narachi, is equal to 50% of their respective base salaries. The target bonus for Mr. Narachi is equal to 75% of his base salary. The Committee had previously determined that Mr. Narachi’s annual bonus should be based 100% on the Company’s achievement relative to the 2013 corporate goals. The Committee further determined that with respect to each other named executive officer, 60% of their annual bonus should be tied to the Company’s achievement relative to the 2013 corporate goals. The Committee reviewed the Company’s performance against the 2013 corporate goals and determined that the Company had reached 110% of its target corporate goals. Based on all of the above factors, the Committee determined that the total bonuses awarded for the 2013 fiscal year to each named executive officer are as follows:

Named Executive Officer	Title	2013 Annual Merit Bonus
Michael Narachi	President and Chief Executive Officer	$515,625
Joseph P. Hagan	Chief Business Officer and Treasurer	$214,600
Mark Booth	Chief Commercial Officer	$162,800
Preston Klassen, M.D., M.H.S.	Senior Vice President, Global Development	$214,600
Heather Turner	Senior Vice President, General Counsel and Secretary	$210,900

The Committee also determined to increase the annual base salaries for the 2014 fiscal year for the Company’s named executive officers as follows:

Named Executive Officer	Title	2014 Annual Base Salary
Michael Narachi	President and Chief Executive Officer	$640,625
Joseph P. Hagan	Chief Business Officer and Treasurer	$379,250
Mark Booth	Chief Commercial Officer	$379,250
Preston Klassen, M.D., M.H.S.	Senior Vice President, Global Development	$379,250
Heather Turner	Senior Vice President, General Counsel and Secretary	$379,250

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OREXIGEN THERAPEUTICS, INC.

Date: February 10, 2014	By:	/s/ Joseph P. Hagan
	Name:	Joseph P. Hagan
	Title:	Chief Business Officer